Exhibit 99.1
News Release

ADVANSIX APPOINTS DONALD P. NEWMAN TO
BOARD OF DIRECTORS

Parsippany, N.J., August 19, 2024 – AdvanSix (NYSE: ASIX), a diversified chemistry company, announced today the appointment of Donald P. Newman as a new independent member of its Board of Directors. Mr. Newman is currently Executive Vice President, Finance and Chief Financial Officer of ATI Inc., a global producer of high-performance materials and solutions for the global aerospace and defense markets and critical applications in electronics, medical and specialty energy. Mr. Newman will serve on the Audit Committee and the Health, Safety and Environmental Committee of the Board of Directors. AdvanSix’s Board now consists of nine members, including eight independent directors.

“Don is well recognized for his financial expertise and success in delivering significant returns and creating shareholder value across multiple industries, and we are excited to welcome him to the AdvanSix Board,” said Todd D. Karran, Board Chairman of AdvanSix. “Don brings decades of public company leadership and financial experience as well as a keen eye and curiosity for assessing risks and opportunities, and we look forward to his leadership on the Board and his contributions as a thought partner to the AdvanSix executive team.”

Prior to his current role with ATI Inc., Mr. Newman served as ATI’s Senior Vice President, Finance and Chief Financial Officer from January 2020 through December 2021. He joined ATI in January 2020, having served as Chief Financial Officer of Stelco Holdings, Inc., a Canadian-based steel company, from August 2017 through December 2019. Previously, Mr. Newman was Chief Financial Officer of Headwaters Incorporated,

a construction materials and building products business, from December 2010 until it was acquired in May 2017. In previous roles, Mr. Newman served as Vice President – Controller and Interim Chief Financial Officer at Boart Longyear Limited and as Chief Accounting Officer at ACI Worldwide, Inc., and held leadership roles for over 12 years at NRG Energy, Inc.

“At AdvanSix, our Board of Directors is committed to continuing to advance our corporate governance practices and board effectiveness. Supporting Board refreshment through the appointment of directors with diverse experiences and skillsets significantly contributes to our ability to deliver results for key stakeholders. As we continue in our evolution as a diversified chemistry company, we are looking forward to leveraging Don’s leadership experience and unique perspective to advance our strategic priorities and deliver long-term, sustainable earnings growth and shareholder value,” said Erin Kane, president and CEO of AdvanSix.

His appointment reflects the company’s commitment to a strong Board focused on accelerating the company’s growth as a diversified chemistry company.

“I am thrilled to join AdvanSix at such a pivotal time in its transformation and look forward to partnering with my fellow Board members and the AdvanSix executive team to continue to progress the company’s long-term potential. The AdvanSix team has built a strong governance foundation that underscores its commitment to operating with integrity and transparency, and I am looking forward to supporting a continued focus on sustainable business practices that enable the company to reliably deliver for its customers, its communities and all stakeholders,” said Newman.

About AdvanSix
AdvanSix is a diversified chemistry company that produces essential materials for our customers in a wide variety of end markets and applications that touch people’s lives. Our integrated value chain of our five U.S.-based manufacturing facilities plays a critical role in global supply chains and enables us to innovate and deliver essential products for our customers across building and construction, fertilizers, agrochemicals, plastics, solvents, packaging, paints, coatings, adhesives, electronics and other end markets. Guided by our core values of Safety, Integrity, Accountability and Respect, AdvanSix strives to deliver best-in-class customer experiences and differentiated products in the industries of nylon solutions, plant nutrients, and chemical intermediates. More information on AdvanSix can be found at http://www.advansix.com.

Forward Looking Statements
This release contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that our management intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements may be identified by words such as "expect," "anticipate," "estimate," “outlook,” "project," "strategy," "intend," "plan," "target," "goal," "may," "will," "should" and "believe" and other variations or similar terminology and expressions. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties and other factors, many of which are beyond our control and difficult to predict, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: general economic and financial conditions in the U.S. and globally; the potential effects of inflationary pressures, labor market shortages and supply chain issues; instability or volatility in financial markets or other unfavorable economic or business conditions caused by geopolitical concerns, including as a result of the conflict between Russia and Ukraine, the conflict in Israel and Gaza, and the possible expansion of such conflicts; the effect of the foregoing on our customers’ demand for our products and our suppliers’ ability to manufacture and deliver our raw materials, including implications of reduced refinery utilization in the U.S.; our ability to sell and provide our goods and services; the ability of our customers to pay for our products; any closures of our and our customers’ offices and facilities; risks associated with increased phishing, compromised business emails and other cybersecurity attacks, data privacy incidents and disruptions to our technology infrastructure; risks associated with operating with a reduced workforce; risks associated with our indebtedness including compliance with financial and restrictive covenants, and our ability to access capital on reasonable terms, at a reasonable cost, or at all, due to economic conditions or otherwise; the impact of scheduled turnarounds and significant unplanned downtime and interruptions of production or logistics operations as a result of mechanical issues or other unanticipated events such as fires, severe weather conditions, natural disasters, pandemics and geopolitical conflicts and related events; price fluctuations, cost increases and supply of raw materials; our operations and growth projects requiring substantial capital; growth rates and cyclicality of the industries we serve including global changes in supply and demand; failure to develop and commercialize new products or technologies; loss of significant customer relationships; adverse trade and tax policies; extensive environmental, health and safety laws that apply to our operations; hazards associated with chemical manufacturing, storage and transportation; litigation associated with chemical manufacturing and our business operations generally; inability to acquire and integrate businesses, assets, products or technologies; protection of our intellectual property and proprietary information; prolonged work stoppages as a result of labor difficulties or otherwise; failure to maintain effective internal controls; our ability to declare and pay quarterly cash dividends and the amounts and timing of any future dividends; our ability to repurchase our common stock and the amount and timing of any future repurchases; disruptions in supply chain, transportation and logistics; potential for uncertainty regarding qualification for tax treatment of our spin-off; fluctuations in our stock price; and changes in laws or regulations applicable to our business. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Such forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by such forward-looking statements. We identify the principal risks and uncertainties that affect our performance in our filings with the Securities and Exchange Commission (SEC), including the risk factors in Part 1, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, as updated in subsequent reports filed with the SEC.

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Contacts:
Media Investors
Janeen Lawlor Adam Kressel
(973) 526-1615 (973) 526-1700
janeen.lawlor@advansix.com adam.kressel@advansix.com